                                                                    EXHIBIT 10.9

                                                                        [Tunica]


                         FIRST PREFERRED VESSEL MORTGAGE
                     ON THE WHOLE OF THE FITZGERALDS TUNICA

                        (U.S.C.G. Official Number 262757)

                        Maximum Amount of $255,000,000.00


            FITZGERALDS MISSISSIPPI, INC., a Mississippi corporation,
                              having an address of
                               301 Fremont Street
                            Las Vegas, Nevada 89101,

                               Owner and Mortgagor

                                   In Favor of

              THE BANK OF NEW YORK, a New York banking association,
                              having an address of
                            101 Barclay Street - 21W
                            New York, New York 10286

                           in its capacity as Trustee
                    under that certain Indenture dated as of
                         December 30, 1997 by and among
                         Fitzgeralds Gaming Corporation,
                              a Nevada corporation,
                        the Guarantors named therein and
                              The Bank of New York,
                                Trustee-Mortgagee

                          Dated as of December 30, 1997

      Discharge amount: $255,000,000.00 (or such lesser amount of principal as shall have been advanced) Together With Interest, Expenses,
         Attorneys' Fees And Costs And Performance of Mortgage Covenants

                                 TABLE OF CONTENTS

                                                                            Page
                                                                            ----

ARTICLE 1.

        DEFINITIONS AND RULES OF CONSTRUCTION................................5
        1.1    Certain Definitions...........................................6
        1.2    Rules of Construction.........................................6

ARTICLE 2.

        GENERAL MORTGAGE PROVISIONS..........................................6

ARTICLE 3.

        REPRESENTATIONS, WARRANTIES AND COVENANTS OF MORTGAGOR...............7
        3.1    Corporate Status of Mortgagor.................................7
        3.2    Outstanding Liens.............................................7
        3.3    Compliance with Law...........................................7
        3.4    Operation of Vessel...........................................8
        3.5    Payment of Taxes, Etc.........................................8
        3.6    Notice of Mortgage............................................8
        3.7    Release from Arrest...........................................9
        3.8    Care of the Vessel............................................9
        3.9    Access to Vessel..............................................9
        3.10   Documentation of Vessel.......................................9
        3.11   Sale, Charter or Mortgage of Vessel...........................9
        3.12   Insurance....................................................10
        3.13   Requisition of Title to Vessel...............................11
        3.14   Requisition of Vessel but Not Title..........................11
        3.15   Execution of Additional Documents............................12

ARTICLE 4.

        EVENTS OF DEFAULT AND REMEDIES......................................12
        4.1    Events of Default............................................12
        4.2    Remedies.....................................................13


        4.3    Sale of Vessel by Mortgagee..................................14
        4.4    Mortgagee to Sign for Mortgagor..............................15
        4.5    Mortgagee to Collect Hire, Etc...............................15
        4.6    Right to a Receiver..........................................15
        4.7    Suits to Protect the Vessel..................................15
        4.8    Costs of Mortgagee...........................................16
        4.9    Right of Mortgagee...........................................16
        4.10   Restoration of Position......................................16
        4.11   Proceeds of Sale.............................................17
        4.12   Gaming Approvals.............................................17

ARTICLE 5.

        MISCELLANEOUS PROVISIONS............................................17
        5.1    Addresses for Notices, Etc...................................17
        5.2    Mortgagee's Expenses, Including Attorney's Fees..............18
        5.3    Counterparts.................................................19
        5.4    Interest of Mortgagee........................................19
        5.5    Survivorship of Covenants....................................19
        5.6    Amendments...................................................19
        5.7    Discharge of Lien............................................19
        5.8    Incorporation into Mortgage..................................19
        5.9    GOVERNING LAW................................................19
        5.10   Conflict.....................................................20

                         FIRST PREFERRED VESSEL MORTGAGE

               THIS FIRST PREFERRED VESSEL MORTGAGE (as same may be amended, replaced or supplemented from time to time hereafter, this "Mortgage") dated as of December 30, 1997, is granted by:

        FITZGERALDS MISSISSIPPI, INC.
        711 Lucky Lane
        Robinsville, MS 38664

a corporation organized and existing under and by virtue of the laws of the State of Mississippi ("Mortgagor") in favor of: The Bank of New York, whose address is 101 Barclay Street - 21W, New York, New York 10286, as Trustee under that certain Indenture (as same may be amended or supplemented from time to time hereafter, the "Indenture") dated December 30, 1997, by and among Fitzgeralds Gaming Corporation, a Nevada corporation (the "Company"), Mortgagor and the other Guarantors named therein and The Bank of New York, as Trustee-Mortgagee ("Mortgagee").

        WHEREAS:

        A. Mortgagor is the sole owner of the whole of the vessel identified and described in the Granting Clause of this Mortgage.

        B. Pursuant to the terms and conditions of the Indenture, the Company has executed certain 12 1/4% Senior Secured Notes (together with any replacements thereof contemplated in the Indenture and as same may be amended or supplemented from time to time hereafter, the "Notes") dated as of December 30, 1997, and due in 2004, in the aggregate stated maximum principal amount of TWO HUNDRED FIFTY FIVE MILLION DOLLARS AND NO/100 ($255,000,000.00).

        C. Mortgagor is a wholly-owned subsidiary of the Company and has guaranteed (as same may be amended, replaced or supplemented from time to time hereafter, "Mortgagor's Guaranty"), pursuant to the terms of the Indenture, payment by the Company of the indebtedness evidenced by the Notes and performance by the Company of the obligations of the Company under the Notes and the Indenture.

        D. Mortgagor has entered into that certain Deed of Trust, Security Agreement And Fixture Filing With Assignment of Rents of even date herewith (as same may be amended, replaced or supplemented from time to time hereafter, the

"Deed of Trust"), recorded in Tunica County, Mississippi covering certain fee estates, improvements and other real and personal property owned by Mortgagor; which Deed of Trust secures payment and performance of the Subsidiary Guarantee Obligations, as defined in the Deed of Trust.

        E. In order to further secure the due and punctual payment and performance of all of the Subsidiary Guarantee Obligations, Mortgagor has agreed to execute and deliver this Mortgage as follows:

                                   WITNESSETH:

        IN CONSIDERATION OF THE FOREGOING PREMISES AND FOR OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, MORTGAGOR DOES HEREBY IRREVOCABLY GRANT, BARGAIN, SELL, TRANSFER, MORTGAGE, CONVEY AND ASSIGN UNTO AND IN FAVOR OF MORTGAGEE, its successors and assigns, as agent and representative for the equal and ratable benefit of the Holders, the following (but excluding in each and every case all Excluded Assets, as defined in the Deed of Trust), whether now owned or hereafter acquired:

                               GRANTING CLAUSE ONE

                                    [VESSEL]

The whole of the following named and described vessel and appurtenances (the "Vessel") to wit:

                           OFFICIAL
        NAME                NUMBER          TYPE
        ----                ------          ----

FITZGERALDS TUNICA           262757         Barge


TOGETHER WITH, all of the following now owned or hereafter acquired by Mortgagor or in which Mortgagor has any rights or interest and now or hereafter located in or on, or attached to, or used or intended to be used or which are now or may hereafter be appropriated for use on or in connection with the operation of the Vessel and the business being conducted or which may be conducted thereon, or in connection with any construction being conducted or which may be conducted thereon: boilers, engines, machinery, masts, spars, boats, cables, motors, tools, anchors, chains, booms, cranes, rigs, pumps, pipe, tanks, tackle, apparel, furniture, fixtures, rigging, supplies, fittings and gaming machinery, equipment and accessories relating to the Vessel and the gaming operations now or hereafter conducted thereon, including but not limited to communication systems, visual and electronic surveillance systems and transportation systems, tools, utensils, food and beverage, liquor, uniforms, linens, housekeeping and maintenance supplies, fuel, all gaming equipment and devices, financial equipment, computer equipment, calculators, adding machines, video game and slot machines, and any other electronic equipment of every nature used in connection with the operation of the Vessel and the business conducted thereon, all machinery, equipment, engines, appliances and fixtures for generating or distributing air, water, heat, electricity, light, fuel or refrigeration, or for ventilating or sanitary purposes, or for the exclusion of vermin or insects, or for the removal of dust, refuse or garbage, all wall-beds, wallsafes, built-in furniture and installations, shelving, lockers, partitions, doorstops, vaults, motors, elevators, dumb-waiters, awnings, window shades, Venetian blinds, light fixtures, fire hoses and brackets and boxes for the same, fire sprinklers, alarm, surveillance and security systems, drapes, drapery rods and brackets, mirrors, mantels, screens, linoleum, carpets and carpeting, plumbing, bathtubs, sinks, basins, pipes, faucets, water closets, laundry equipment, washers, dryers, ice-boxes and heating units, all kitchen and restaurant equipment, including but not limited to silverware, dishes, menus, cooking utensils, stoves, refrigerators, ovens, ranges, dishwashers, disposals, water heaters, incinerators, furniture, fixtures and furnishings, all cocktail lounge supplies, including but not limited to bars, glassware, bottles and tables used in connection with the Vessel, all chaise lounges, hot tubs, swimming pool heaters and equipment, and all other recreational equipment (computerized and otherwise), beauty and barber equipment, and maintenance supplies used in connection with the Vessel, all specifically designed installations and furnishings, and all furniture, furnishings and personal property of every nature whatsoever; and all extensions, additions, accessions, improvements, betterments, renewals, substitutions, and replacements to any of the foregoing, all of which (to the fullest extent permitted by law) shall be conclusively deemed appurtenances to the Vessel, and all other appurtenances to the Vessel appertaining or belonging, whether now owned or hereafter acquired, whether on board or not at any time of determination, and all additions, improvements and replacements hereafter made in or to the Vessel and all proceeds of any of the foregoing, including without limitation, any claim for compensation, purchase price reimbursement or award for a requisition pursuant to Section 3.13 hereof and any charter hire or other compensation resulting from a requisition pursuant to Section

3.14 hereof. Mortgagor and Mortgagee acknowledge that significant structures, improvements, additions, equipment and other appurtenances may be added to the Vessel after the execution of this Mortgage, and Mortgagor specifically affirms and agrees that all such appurtenances to the Vessel shall be subject to this Mortgage.

               TOGETHER WITH, all extensions, improvements, betterments, renewals, substitutes for and replacements of, and all additions, accessions, and appurtenances to, any of the foregoing that Mortgagor may subsequently acquire, and all conversions of any of the foregoing; Mortgagor agrees that all property hereafter acquired by Mortgagor and required by the Indenture, this Mortgage or any other Security Document to be subject to the Lien and/or security interests created by this Mortgage shall forthwith upon the acquisition thereof by Mortgagor be subject to the Lien and security interests of this Mortgage as if such property were now owned by Mortgagor and were specifically described in this Mortgage and granted hereby or pursuant hereto, and the Mortgagee is hereby authorized to receive any and all such property as and for additional security for the Subsidiary Guarantee Obligations.



        TO HAVE AND HOLD the same unto Mortgagee, its successors and assigns, forever upon the terms herein set forth to secure payment of the Subsidiary Guarantee Obligations, including the performance and observance of and compliance with the covenants, terms and conditions herein contained.

        PROVIDED, only, and the condition of these presents is such, that if the Subsidiary Guarantee Obligations shall be indefeasibly paid and performed in full, then, these presents and the rights hereunder shall cease, terminate and be void in the manner provided in Section 5.6 hereof.

        AND NOW, THE PARTIES HEREBY FURTHER AGREE, COVENANT AND DECLARE that the Vessel is to be held subject to the following covenants, conditions, provisions, terms and uses:

                                   ARTICLE 1.

                      DEFINITIONS AND RULES OF CONSTRUCTION

        For all purposes of this Mortgage, unless the context otherwise requires:

        1.1 Certain Definitions. Capitalized terms used herein and not otherwise defined herein but defined in the Indenture or the Deed of Trust shall have the definitions provided in the Indenture or the Deed of Trust, as the case may be.

        1.2  Rules of Construction. Unless the context otherwise requires:

               1.2.1  A term has the meaning assigned to it;

               1.2.2  "or" is not exclusive;

               1.2.3 Words in the singular include the plural, and in the plural include the singular;

               1.2.4 All references herein to particular articles or sections, unless otherwise provided, are references to articles or sections of this Mortgage.

               1.2.5 The headings herein are solely for convenience of reference and shall not constitute a part of this Mortgage nor shall they affect its meaning, construction or effect.

                                    ARTICLE 2.

                            GENERAL MORTGAGE PROVISIONS

        For purposes of this Mortgage and in order to comply with Title 46,
Section 31321(b)(3) of the United States Code, the parties to this Mortgage hereby declare that the indebtedness which is now or will in the future be owed under the Notes, the Guarantees and the other Subsidiary Guarantee Obligations is an amount up to the maximum sum of TWO HUNDRED FIFTY FIVE MILLION DOLLARS AND NO/100 ($255,000,000), as the total of all possible advances that may be made under the loan evidenced by the Notes, together with interest, attorneys' fees and costs of performance of the Subsidiary Guarantee Obligations and the covenants of this Mortgage, the Notes, the Guarantees, the Deed of Trust and the other Note Documents. The discharge amount is the same as such total amount, together with interest, expenses, attorneys' fees and costs and performance of the Subsidiary Guarantee Obligations and the covenants of this Mortgage, the Notes, the Guarantees, the Deed of Trust and the other Note Documents.

                                   ARTICLE 3.

REPRESENTATIONS, WARRANTIES AND COVENANTS OF MORTGAGOR

        Mortgagor represents, warrants, covenants and agrees with Mortgagee as follows:

        3.1 Corporate Status of Mortgagor. Mortgagor is a corporation organized and existing under and by virtue of the laws of the State of Mississippi and is and will remain a citizen of the United States of America within the meaning of Title 46, Section 802, of the United States Code, entitled to own and document the Vessel to engage in the trade in which the Vessel is operating under the laws of the United States of America.

        3.2 Outstanding Liens. Mortgagor lawfully owns and is lawfully possessed of the Vessel free and clear of all Liens, except the Permitted Liens under the Indenture; and Mortgagor will and does hereby warrant and defend the title and possession thereto and to every part thereof for the benefit of Mortgagee against the claims and demands of all persons whomsoever subject to the Permitted Liens and other matters permitted under the Indenture.

        3.3 Compliance with Law. Mortgagor will comply with and satisfy all applicable formalities and provisions of the laws and regulations of the United States of America in order to perfect, establish and maintain this Mortgage, any supplement or amendment hereto and any assignment hereof by Mortgagee as a first priority mortgage upon the Vessel and upon all additions, improvements and replacements made in or to the same subject only to the Permitted Liens. Mortgagor shall furnish to Mortgagee, from time to time, such proofs as Mortgagee may reasonably request with respect to Mortgagor's compliance with the foregoing covenant. Mortgagor shall promptly pay and discharge all United States Coast Guard fees and expenses in connection with the recordation of this Mortgage, any supplement or amendment thereto and any assignment thereof by Mortgagee. In the event that any provisions hereof shall be deemed invalidated in whole or in part by reason of any present or future law or any decision of any court, Mortgagor will execute such other and further assurances and documents as in the reasonable opinion of Mortgagee may be required to more effectually subject the Vessel to the payment and performance of the Subsidiary Guarantee Obligations.

        In addition, Mortgagor covenants that at all times it will comply with all applicable formalities and provisions of the laws and regulations of the State of Mississippi, including but not limited to the Mississippi Gaming Laws, including the Mississippi Gaming Control Act and the regulations promulgated thereunder.

        3.4 Operation of Vessel. Mortgagor will not cause or permit the Vessel to be operated in any manner contrary to law and Mortgagor will not engage in any unlawful trade or violate any law or expose the Vessel to penalty or forfeiture, and will not do, or suffer or permit to be done, anything which can or may injuriously affect the registration or flag of the Vessel under the laws and regulations of the United States of America. Mortgagor will not allow the Vessel to leave the continental United States nor permit the Vessel to operate outside the navigation limits of the insurance required pursuant to Section 3.12 of this Mortgage. Mortgagor will keep the Vessel duly documented as a Vessel of the United States of America, entitled to engage in the coast wide trade. Mortgagor will not operate the Vessel in any manner other than as a stationary casino.

        3.5 Payment of Taxes, Etc. Subject to the provisions of Section 4.5 of the Indenture, Mortgagor will pay or cause to be paid prior to delinquency, all taxes, assessments, governmental levies, fines and penalties lawfully imposed on Mortgagor or on the Vessel.

        3.6 Notice of Mortgage. Mortgagor will place, and at all times will retain, properly certified copies of this Mortgage and a notice of this Mortgage with the Certificate of Documentation of the Vessel on board the Vessel. In addition, Mortgagor shall display a notice reading as follows, printed in plain type of such size that each paragraph of reading matter shall cover a space not less than six (6) inches wide by nine (9) inches high, and framed under glass, shall be placed and kept prominently displayed on the Vessel:

                               NOTICE OF MORTGAGE

        This Vessel is owned by Fitzgeralds Mississippi, Inc., a Mississippi corporation, and is covered by a First Preferred Vessel Mortgage in favor of The Bank of New York, a New York banking association, as mortgagee, to secure payment of indebtedness. Under the terms of said Mortgage, no owner, operator, charterer, cargo owner, subcharterer or the master of this vessel, or any other person or persons has the right, power, or authority to create, incur or permit to exist on this Vessel any lien whatsoever other than liens for crew's wages and salvage and certain other liens permitted by Mortgagee.

        3.7 Release from Arrest. If a complaint be filed against the Vessel, or if the Vessel is otherwise attached, arrested, levied upon or taken into custody by virtue of any legal proceeding in any court, Mortgagor will promptly notify Mortgagee thereof by telephone facsimile, confirmed by letter, and within fifteen (15) days will cause the Vessel to be released by posting security and will promptly notify Mortgagee thereof in the manner aforesaid.

        3.8 Care of the Vessel. On the date hereof and at all times thereafter, the Vessel is, and shall be, tight, staunch and strong and well and sufficiently tackled, appareled, furnished and equipped and in all respects seaworthy. Except as otherwise expressly permitted by Section 4.15 of the Indenture, Mortgagor shall preserve and maintain the Vessel in good condition, repair and working order (reasonable wear and tear excepted) and supplied with all necessary equipment and shall cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof. At the request of Mortgagee, Mortgagor shall certify monthly that all wages and other claims whatsoever which might give rise to a Lien upon the Vessel were promptly and duly paid.

        3.9 Access to Vessel. Mortgagor at all reasonable times will afford Mortgagee or its authorized representatives full and complete access to the Vessel for the purpose of inspecting the same and Mortgagor's papers and records with respect thereto.

        3.10 Documentation of Vessel. Mortgagor will keep the Vessel duly documented in the name of Mortgagor as a vessel of the United States of America, under the flag of the United States of America, entitled to engage in the operations conducted by Mortgagor and eligible for the trade in which the Vessel is operating.

        3.11 Sale, Charter or Mortgage of Vessel.

               3.11.1 Prohibitions. Except as otherwise expressly permitted by the Indenture, Mortgagor covenants that at all times prior to the indefeasible payment in full of the Subsidiary Guarantee Obligations, Mortgagor shall neither make nor suffer to exist, nor enter into any agreement for, any sale, charter, assignment, exchange, mortgage, transfer, Lien, hypothecation or encumbrance of all or any part of the Vessel. As used herein, "transfer" includes the actual transfer or other disposi-tion, whether voluntary or involuntary, by law, or otherwise, except those transfers specifically permitted herein, provided, however, that "transfer" shall not include the granting of utility or other beneficial easements with respect to the Vessel which are granted by Mortgagor and are reasonably necessary to the construction or operation of the Property, as defined in the Deed of Trust.

               3.11.2 Pari-Passu Liens. Mortgagor may grant a Lien on all or any portion of the Vessel, which Lien (a "Pari Passu Encumbrance") shall, notwithstanding the date of filing, rank "equally and ratably with" or "pari passu" (as such terms are used herein or in the Indenture) with the Lien created by this Mortgage, provided all of the following conditions are satisfied:

               (i) the Lien is permitted by the terms of the Indenture to secure Indebtedness equally and ratably with or pari passu with the Notes;

               (ii) The instrument creating the applicable Lien (A) contains the following statement: "Pursuant to Section 3.11.2 of that certain First Preferred Vessel Mortgage dated as of December 30, 1997 from
        Fitzgeralds Mississippi, Inc., as Mortgagor, to The Bank of New York, as Mortgagee, the lien created by this instrument ranks equally and ratably with or pari passu with the lien created by said First Preferred Vessel Mortgage," and (B) provides for rights and remedies no greater than those contained in the Note Documents; and

               (iii) Mortgagor has complied with all other applicable terms and provisions of the Indenture.

Mortgagee agrees to execute any additional documents which may be reasonably required to confirm and establish that the lien of any Pari Passu Encumbrance is pari passu with the Lien of this Mortgage; provided that, Mortgagee shall have no liability thereunder and all costs and expenses thereof shall be paid by Mortgagor.

        3.12 Insurance. Mortgagor shall, at its sole expense, obtain, deliver to and assign and maintain for the benefit of Mortgagee, during the term of this Mortgage, insurance policies insuring the Vessel and liability insurance policies, all in accordance with the requirements of Section 4.16 of the Indenture. Mortgagor shall pay promptly when due any premiums on such insurance policies and on any renewals thereof. All such policies and renewals thereof shall contain a noncontributory standard mortgagee or beneficiary endorsement (Form 438 BFU or its equivalent) making losses payable to Mortgagee as its interest may appear. In the case of any loss or damage to the Vessel covered by insurance, Mortgagor shall give immediate notice to Mortgagee thereof and all insurance monies, awards or other payments shall be included in Net Proceeds and shall be applied in the same manner and in accordance with terms and conditions contained in Section 4.10 of the Indenture. Mortgagor shall not, without the prior written permission of Mortgagee to be given in Mortgagee's sole and absolute discretion, do any act, or voluntarily suffer or permit any act to be done, whereby any insurance required by this Section 3.12 shall or may be suspended, impaired or defeated, or suffer or permit the Vessel to engage in any voyage, to carry any cargo, or engage in any other activity not permitted under the policies of insurance then in effect without procuring insurance covering the Vessel in all respects for such voyage or the carriage of such voyage.

        3.13 Requisition of Title to Vessel. In the event that the title or ownership of the Vessel shall be requisitioned, purchased or taken by the United States of America or any government of any state of the United States or any other country or any department, agency or representative thereof, pursuant to any present or future law, proclamation, decree, order or otherwise, the lien of this Mortgage shall be deemed to attach to the claim for compensation, and the compensation, purchase price, reimbursement or award for such requisition, purchase or other taking of such title or ownership shall be included in Net Proceeds and shall be payable to Mortgagee, who shall be entitled to receive the same and hold and apply such compensation, purchase price, reimbursement or award in the same manner and in accordance with terms and conditions contained in Section 4.10 of the Indenture. In the event of any such requisition, purchase or taking, Mortgagor shall promptly execute and deliver to Mortgagee such documents, if any, as in the opinion of counsel for Mortgagee may be necessary or useful to facilitate or expedite the collection by Mortgagee of such compensation, purchase price, reimbursement or award.

        3.14 Requisition of Vessel but Not Title. In the event that the United States of America or any government of any other country or any department, agency or representative thereof shall not take the title or ownership of the Vessel but shall requisition, charter, or in any manner take over the use of the Vessel pursuant to any present or future law, proclamation, decree, order or otherwise, all charter hire and compensation resulting therefrom and any sum payable by reason of the loss of or injury to or depreciation of the Vessel resulting from such requisitioning, chartering or taking of the use of the Vessel shall be included in Rents and shall be the property of Mortgagor, subject to the Assignment of Rents contained in the Deed of Trust.

        3.15 Execution of Additional Documents. Mortgagor agrees to execute all additional documents, instruments, UCC Financing Statements and other agreements that Mortgagee may reasonably deem necessary and appropriate, in form and substance satisfactory to Mortgagee, to keep this Mortgage in effect, to better reflect the true intent of this Mortgage, and to consummate fully all of the transactions contemplated hereby and by the Deed of Trust, the Notes, the Guarantees and the other Note Documents.

                                   ARTICLE 4.

                         EVENTS OF DEFAULT AND REMEDIES

        4.1 Events of Default. Subject to any applicable cure period provided for in the Indenture or in this Mortgage, or if no cure period has been specified then 30 days after Mortgagee has provided written notice to Mortgagor with respect thereto (any such cure periods to run concurrently and not consecutively), any of the following shall be deemed to be an Event of Default hereunder:

               4.1.1 The occurrence of one or more "Events of Default" (as defined in the Indenture) shall constitute an "Event of Default" under this Mortgage.

               4.1.2 The occurrence of one or more "Events of Default" (as defined in the Deed of Trust) shall constitute an "Event of Default" under this Mortgage.

               4.1.3 Failure to perform any of the terms, covenants and conditions in this Mortgage or any of the other Collateral Documents or Note Documents.

               4.1.4 Any statement, representation or warranty given by Mortgagor to Mortgagee in any of the Note Documents, in connection with the Indenture or in any other document provided by Mortgagor, including this Mortgage, is found to be materially false or misleading.

               4.1.5 A default under, or the institution of foreclosure or other proceedings to enforce, any Lien or Permitted Lien of any kind upon the Property or any portion thereof.

               4.1.6 Any transfer of the Property or any portion thereof without the prior consent of Beneficiary as provided in Section 3.11 hereof.

        4.2 Remedies. In each and every Event of Default, Mortgagee shall have the right to:

               4.2.1 Accelerate the maturity date(s) of any or all of the Subsidiary Guarantee Obligations (except that such acceleration shall be automatic if the Event of Default is caused by any of the events described in Sections 6.1 (9) and 6.1 (10) of the Indenture), declare the outstanding principal amount of the Notes and the interest accrued thereon, and all other Subsidiary Guarantee Obligations, to be due and payable immediately, and upon such declaration such principal and interest and other Subsidiary Guarantee Obligations shall immediately become due and payable without demand, presentment, notice or other requirements of any kind (all of which Mortgagor waives);

               4.2.2 Exercise all the rights and remedies in foreclosure and otherwise given to Mortgagee by the laws and regulations of the United States of America or of the country wherein the Vessel shall then be found or of any country wherein the Vessel may thereafter be found or of any other applicable jurisdiction;

               4.2.3 Bring suit at law, in equity or in admiralty, as it may be advised, to recover judgment for any and all amounts secured hereby and collect the same from Mortgagor and/or out of any and all property of Mortgagor covered by this Mortgage;

               4.2.4 Take the Vessel without legal process wherever the same may be; and Mortgagor or other person in possession, forthwith upon demand of Mortgagee shall surrender to Mortgagee possession of the Vessel and Mortgagee may, without being responsible for loss or damage, hold, lay up, lease, charter, operate or otherwise use the Vessel for such time and upon such terms as it may deem to be for its best advantage, accounting only for the net profits, if any, arising from such use of the Vessel and charging upon all receipts from the use of the Vessel or from the sale thereof by court proceedings or pursuant to the provisions set forth in 4.3 below, all costs, expenses, charges, damages or losses by reason of such use; and if at any time Mortgagee shall avail itself of the right herein given it to take the Vessel, Mortgagee shall have the right to dock the Vessel for a reasonable time at any dock, pier, or other premises of Mortgagor or leased by Mortgagor without charge, or to dock it at any other place at the cost and expense of Mortgagor;

               4.2.5 Without being responsible for loss or damage, sell the Vessel at any place and at such time as Mortgagee may specify and in such manner as

Mortgagee may deem advisable free from any claim by Mortgagor in admiralty, in equity, at law or by statute, after first giving notice of the time and place of sale with a general description of the Vessel in the following manner:

                      (a) By publishing such notice three times a week for two consecutive weeks, with the last date of publication not more than 20 nor less than five days immediately preceding the sale, in a daily newspaper of general circulation published in Tunica, Mississippi and in the Journal of Commerce;

                      (b) If the place of sale should not be Tunica, Mississippi, then also by publication of a similar notice in a daily newspaper, if any, published at the place of sale; and

                      (c) By mailing a similar notice to Mortgagor on the day of first publication.

                     4.2.5.1 Mortgagor may, for any cause it deems expedient, postpone the sale of all or any portion of the Vessel until it shall be completed and, in every case, notice of postponement shall be given by public announcement thereof at the time and place last appointed for the sale and from time to time thereafter Mortgagor may postpone such sale by public announcement at the time fixed by the preceding postponement.

                     4.2.5.2 Any such sale may be conducted without bringing the Vessel to be sold to the place designated for such sale and in such manner as Mortgagee may deem to be for its best advantage.

               4.2.6 Mortgagor hereby consents to the appointment of a consent keeper or substitute custodian by Mortgagee with the costs thereof to be a cost of the sale to be paid from the proceeds of the sale or by Mortgagor.

        4.3 Sale of Vessel by Mortgagee. Any sale of the Vessel made by Mortgagee in pursuance of this Mortgage, whether under the power of sale hereby granted or any judicial proceedings, shall operate to divest all right, title and interest of any nature whatsoever of Mortgagor therein and thereto, and shall bar Mortgagor, its successors and assigns, and all persons claiming by, through or under them. At any such sale Mortgagee or any other holders of the Notes may bid for and purchase the Vessel and upon compliance with the terms of sale may hold, retain and dispose of the Vessel without further accountability therefor.

        4.4 Mortgagee to Sign for Mortgagor. For purposes of any sale of the Vessel made by Mortgagee in pursuance of this Mortgage, whether under the power of sale hereby granted or any judicial proceedings, Mortgagee is hereby appointed attorney-in-fact of Mortgagor to execute and deliver to any purchaser aforesaid and is hereby vested with full power and authority to make, in the name and on behalf of Mortgagor, a good conveyance of the title to the Vessel. With respect to the foregoing power of attorney and each and every other power of attorney granted elsewhere herein (including without limitation Section 4.5 hereof)or in the other Note Documents, Mortgagee, by its acceptance hereof, acknowledges and understands that the Gaming Authorities may require that Mortgagee or any other person granted a right to act for or on behalf of the Company, Mortgagor or any other Guarantor obtain Gaming Approvals before, during or after the exercise thereof.

        4.5 Mortgagee to Collect Hire, Etc. Mortgagee is hereby appointed attorney-in-fact of Mortgagor upon the happening of and during, but only during, the continuance of any Event of Default, in the name of Mortgagor (a) to demand, collect, receive, compromise and sue for, so far as may be permitted by law, all Rents of the Vessel and all amounts due from underwriters under any insurance thereon as payment of losses or as return premiums or otherwise, and all other sums, due or to become due at the time of the happening of and during, but only during, the continuance of any Event of Default in respect of the Vessel, or in respect of any insurance thereof from any person whomsoever, and (b) to make, give and execute in the name of Mortgagor acquittance, receipts, releases, or other discharges for the same, whether under seal or otherwise, and (c) to endorse and accept in the name of Mortgagor all checks, notes, drafts, warrants, agreements and all other instruments with respect to the foregoing. The rights of Mortgagee provided in this Section 4.5 are in addition to all other rights of Mortgagee provided in this Mortgage and in the other Note Documents (including, without limitation, Section 3.12 of this Mortgage) and the provisions of this
Section 4.5 shall not be construed to limit any of such other rights.

        4.6 Right to a Receiver. If any legal proceedings shall be taken to enforce any right under this Mortgage, Mortgagee shall be entitled as a matter of right to the appointment of a receiver of the Vessel and the Rents due or to become due and arising from the operation thereof.

        4.7 Suits to Protect the Vessel. Mortgagee shall have the power and authority to institute and maintain any suits and proceedings as Mortgagee, in its sole and absolute discretion, may deem expedient (a) to prevent any impairment of the

Vessel by any acts which may be unlawful or in violation of the terms of this Mortgage or any of the other Note Documents, or (b) to restrain the enforcement of or compliance with any legislation or other Applicable Laws that may be unconstitutional or otherwise invalid or if the enforcement of or compliance with such enactment, rule or order would impair the security hereunder or be prejudicial to the interest of Mortgagee or the holders of the Notes. Mortgagee shall give notice to Mortgagor promptly following institution of any such suit or proceeding.

        4.8 Costs of Mortgagee. Mortgagee shall be entitled to recover judgment against Mortgagor for the amount of Mortgagee's reasonable costs and expenses of enforcement of the terms and provisions of this Mortgage, including reasonable attorneys' fees and costs and any necessary advances, expenses and liabilities made or incurred by Mortgagee in exercising its rights and remedies hereunder, after the occurrence of and during, but only during, the continuance of an Event of Default.

        4.9 Right of Mortgagee. Each and every power and remedy herein given to Mortgagee shall be cumulative and shall be in addition to every other power and remedy herein given or given in the Deed of Trust or the other Note Documents or now or hereafter existing at law, in equity, in admiralty or by statute, and each and every power and remedy whether herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by Mortgagee, and the exercise or the beginning of the exercise of any power to remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other power or remedy. No delay or omission by Mortgagee in the exercise of any right or power or in the pursuance of any remedy accruing upon any Event of Default shall impair any such right, power or remedy or be construed to be a waiver of any Event of Default or be construed to be any acquiescence therein; nor shall the acceptance by Mortgagee of any security or of any payment of or on account of any of the Subsidiary Guarantee Obligations after any Event of Default or of any payment on account of any past Event of Default be construed to be a waiver of any right to take advantage of any future Event of Default or of any past Event of Default not completely cured thereby.

        4.10 Restoration of Position. If Mortgagee shall have proceeded to enforce any right or remedy under this Mortgage by foreclosure, entry or otherwise and such proceedings shall have been discontinued or abandoned for any reason, then, and in every such case Mortgagor and Mortgagee shall be restored to their former positions and rights hereunder, and all rights, powers and remedies of Mortgagee shall continue as if no such proceedings had occurred or had been taken.

        4.11 Proceeds of Sale. The proceeds of any sale of the Vessel and the net earnings from the hire or from any operation or use of the Vessel by Mortgagee under any of the powers herein specified and any and all other money received by Mortgagee pursuant to or under the terms of this Mortgage or in any proceedings hereunder, the application of which has not elsewhere been specifically provided, shall be applied as follows:

               4.11.1 To the payment of all reasonable expenses and charges, including the expenses of any sale, and expenses of any retaking, attorneys' fees, court costs, keepers' fees, necessary repairs and any other expenses or advances made or incurred by Mortgagee in the protection of its rights or the pursuance of its remedies hereunder; then

               4.11.2 To the payment in full of any amounts then due and unpaid under the Subsidiary Guarantee Obligations; then

               4.11.3 To Mortgagor or to whomsoever may be then entitled thereto.

        4.12 Gaming Approvals. By its acceptance hereof, Mortgagee acknowledges that Mortgagor's right to grant a Lien on, and Mortgagee's right to enforce a Lien on and foreclose on, sell, possess and/or exercise any other rights or remedies pursuant to the terms hereof with respect to certain gaming equipment or other property used in the gaming business of Mortgagor and included in the Vessel and Gaming Approvals and any liquor and liquor licenses and permits included in the Vessel may be limited, proscribed or prohibited under Gaming Law or applicable liquor laws and regulations of the State of Mississippi or other Government Authorities and that Mortgagor and Mortgagee are subject to Gaming Law and such other laws and regulations with respect to such assignment, granting, enforcement, foreclosure, sale and/or possession.

                                   ARTICLE 5.

                            MISCELLANEOUS PROVISIONS

        5.1 Addresses for Notices, Etc. Any notices or other communications to Mortgagor or Mortgagee required or permitted hereunder shall be in writing, and shall be sufficiently given if made by hand delivery, by telex, by telecopier or registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

Mortgagee:            The Bank of New York,
                      A New York banking association
                      101 Barclay Street - 21W
                      New York, New York  10286
                      Attention: Corporate Trust Administration

Mortgagor:            FITZGERALDS MISSISSIPPI, INC.
                      a Mississippi corporation
                          711 Lucky Lane
                          Robinsville, Mississippi 38664

with a copy to:       FITZGERALD GAMING CORPORATION
                          301 Fremont Street
                          Las Vegas, Nevada 89101

Mortgagor or Mortgagee by notice to each other may designate additional or different addresses as shall be furnished in writing by such party. Any notice or communication to Mortgagor or Mortgagee shall be deemed to have been given or made as of the date so delivered, if personally delivered; when answered back, if telexed; when receipt is acknowledged, if telecopied; and five Business Days after mailing if sent by registered or certified mail, postage prepaid (except that a notice of change of address shall not be deemed to have been given until actually received by the addressee).

        5.2 Mortgagee's Expenses, Including Attorney's Fees. Regardless of the occurrence of a Default or Event of Default, Mortgagor agrees to pay to Mortgagee any and all advances, charges, costs and expenses, including reasonable fees and expenses of counsel and any experts or agents, that Mortgagee may reasonably incur in connection with (i) the administration of this Mortgage, including any amendment thereto or any workout or restructuring, (ii) the creation, perfection, or continuation of the Lien created by this Mortgage in the Vessel or the protection of its first priority in the Vessel, including the discharging of any prior or junior lien or adverse claim against the Vessel or any part thereof that is not permitted hereby or by the Indenture, (iii) the custody, preservation or sale of, collection from, or other realization upon, any part of the Vessel, (iv) the exercise or enforcement of any of the rights, powers, or remedies of Mortgagee under this Mortgage or under any Applicable Laws (including attorneys' fees and expenses actually incurred by Mortgagee in the maintenance or foreclosure of the Lien of this Mortgage) or bankruptcy proceed-ing, (v) Mortgage's due inscription and recordation in the National Vessel Documentation Center, (vi) the failure by Mortgagor to perform or observe any of the provisions hereof or (vii) any payments or advances made by Mortgagee in order to prevent or protect the Vessel from harm or damage. All such amounts and all other amounts payable hereunder shall be payable upon demand, together with, if paid after the due date, interest at the Default Rate.

        5.3 Counterparts. This Mortgage may be executed in any number of counterparts and all such counterparts executed and delivered each as an original shall constitute but one and the same instrument.

        5.4 Interest of Mortgagee. The interest of Mortgagor in the Vessel and the interest mortgaged by this Mortgage is 100% absolute and sole ownership.

        5.5 Survivorship of Covenants. All of the covenants, promises, stipulations and agreements of Mortgagor contained herein shall bind Mortgagor and its successors and assigns and shall inure to the benefit of Mortgagee and its successors and assigns.

        5.6 Amendments. This Mortgage may not be modified, supplemented or amended in any respect, or any waiver given in regard to any of the provisions hereof, except with the written consent of Mortgagee.

        5.7 Discharge of Lien. When the Subsidiary Guarantee Obligations have been indefeasibly paid and satisfied in full, Mortgagee shall, at Mortgagor's expense, execute and deliver to Mortgagor such documents as Mortgagor shall reasonably request to evidence the surrender and discharge of the lien hereof upon the Vessel.

        5.8 Incorporation into Mortgage. The Whereas Clauses and the Granting Clause of this Mortgage are incorporated in and are made a part of this Mortgage.

        5.9 GOVERNING LAW. THIS MORTGAGE SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF NEW YORK, EXCEPT (1) TO THE EXTENT THAT THE PROVISIONS OF CHAPTER 313 OF TITLE 46 OF THE UNITED STATES CODE AND THE GENERAL MARITIME LAW OF THE UNITED STATES ARE APPLICABLE, AND (2) THE PROVISIONS FOR THE CREATION, PERFECTION AND ENFORCEMENT OF THE LIEN AND SECURITY INTEREST CREATED PURSU-

ANT TO THIS MORTGAGE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF MISSISSIPPI.

        5.10 Conflict. In the event that the provisions of this Mortgage shall conflict with or be inconsistent with the provisions of the Indenture, the terms and provisions of the Indenture shall control and govern the obligations, rights and responsibilities of the parties hereto.

               IN WITNESS WHEREOF, Mortgagor has executed this Mortgage as of the day and year first above written.

                                     FITZGERALDS MISSISSIPPI, INC.,
                                     a Mississippi corporation



                                  By:  /s/ PHILIP D. GRIFFITH
                                     -------------------------------------------
                                  Name:    Philip D. Griffith
                                       -----------------------------------------
                                  Title:   President and Chief Executive Officer
                                        ----------------------------------------

                                    EXHIBIT A

                            LEGAL DESCRIPTION OF LAND

                                                               BOOK 141 PAGE 377

                                    TRACT 1



A tract of land situated in Sections 9 and 10, Township 3 South, Range 11 West, Tunica County, Mississippi and more particularly described as follows:

Commencing from a railroad spike set in Commerce Road, said railroad spike represents the southeast corner of Section 15, Township 3 South, Range 11 West, Tunica County, Mississippi, thence North 90 degrees, 00 minutes, 00 seconds West for 4201.45 feet to a point; thence North 9 degrees, 09 minutes, 00 seconds East for 7728.13 feet to the "Point of Beginning" of Tract 1 herein described; thence

South 74 degrees, 23 minutes, 00 seconds West for 4442.00 feet to a point on the existing slope of the Mississippi River Commaree Trenchfill Investment Project (said slope being on the southern or eastern side of the Mississippi River), thence

North 59 degrees, 14 minutes, 00 seconds East along the said existing slope for 2549.00 feet to a point; thence

North 55 degrees, 32 minutes, 06 seconds, 00 seconds East and continuing along the said existing slope for 1751.00 feet to a point; thence

North 53 degrees, 45 minutes, 00 seconds East and continuing along the said existing slope for 1049.02 feet to a point; thence

South 45 degrees, 17 minutes, 48 seconds East for 2113.63 feet to a found concrete monument representing the center of Section 10, Township 3 South, Range 11 West, Tunica County, Mississippi, thence

North 89 degrees, 45 minutes, 12 seconds East for 122.36 feet to a point; thence

South 50 degrees, 13 minutes, 00 seconds West for 360.83 feet to a point, thence

South 54 degrees, 09 minutes, 04 seconds West for 483.00 feet to a point; thence

South 49 degrees, 09 minutes, 00 seconds West for 225.00 feet to a point; thence

North 47 degrees, 14 minutes, 08 seconds West for 314.00 feet to a point; thence

North 23 degrees, 95 minutes, 08 seconds West for 870.00 feet to the said "Point of Beginning", containing 132.82 acres, more or less.

Bearings in the above description have an origin of TRUE NORTH based on computations from celestial observations.

                                                               BOOK 141 PAGE 378


                                    TRACT 2*


A tract of land situated in the Southeast 1/4 of the Southeast 1/4, the Northeast 1/4 of the Southeast 1/4, the Northwest 1/4 of the Southeast 1/4 and the Northeast 1/4 of the Southwest 1/4, all in Sections 10, Township 3 South, Range 11 West, Tunica County, Mississippi and more particularly described as follows:

Commencing from an iron bar in the present Yazoo-Mississippi Delta Levee Commission baseline at mile post 22/23, also referred to as station 21/53+03 and said iron bar being further described as being located 2959.97 feet South of and
369.80 feet West of a concrete monument representing the northeast corner of
Section 10, Township 3 South, Range 11 West, Tunica County, Mississippi; thence South 23 degrees, 06 minutes, 34 seconds West for 948.29 feet to an feet to a point on the southern line of the Yazoo-Mississippi Delta Levee Commission boundary and the "Point of Beginning" of the Tract 2 herein described; thence

South 50 degrees, 44 minutes, 06 seconds West for 249.86 feet to a point;
thence

North 57 degrees, 04 minutes, 05 seconds West for 461.24 feet to a point; thence

North 71 degrees, 16 minutes, 09 seconds West for 354.34 feet to a point; thence

North 77 degrees, 33 minutes, 19 seconds West for 320.25 feet to a point; thence

North 65 degrees, 43 minutes, 51 seconds West for 287.55 feet to a point; thence

North 48 degrees, 24 minutes, 20 seconds West for 276.87 feet to a point; thence

North 41 degrees, 07 minutes, 03 seconds West for 177.13 feet to a point; thence

North 27 degrees, 20 minutes, 85 seconds West for 140.25 feet to a point on the northern line of the Yazoo-Mississippi Delta Levee Commission boundary; thence

North 54 degrees, 09 minutes, 08 seconds East along said northern line for
22.30 feet to a point; thence

North 50 degrees, 18 minutes, 09 seconds East and continuing along said northern line for 149.65 feet to a point; thence

South 32 degrees, 18 minutes, 13 seconds East for 204.92 feet to a point; thence

South 41 degrees, 36 minutes, 46 seconds East for 147.74 feet to a point; thence

South 48 degrees, 34 minutes, 22 seconds East for 388.74 feet to a point; thence

South 82 degrees, 34 minutes, 59 seconds East for 202.68 feet to a point;
thence

South 82 degrees, 39 minutes, 27 seconds East for 258.65 feet to a point; thence

South 68 degrees, 25 minutes, 20 seconds East for 136.39 feet to a point; thence

South 79 degrees, 38 minutes, 22 seconds East for 163.38 feet to a point; thence

South 63 degrees, 57 minutes, 04 seconds East for 199.25 feet to a point; thence

South 47 degrees, 30 minutes, 27 seconds East for 621.41 feet to the said "Point of Beginning", containing 13.95 acres, more or less.

Bearings in the above description have an origin of TRUE NORTH based on computations from celestial observations.

                                                               BOOK 141 PAGE 379

                                    TRACT 3


A tract of land situated in Section 10, Township 3 South, Range 11 West, Tunica County, Mississippi and more particularly described as follows:

Commencing from an iron pin representing the southeast corner of Section 10, Township 3 South, Range 11 West, Tunica County, Mississippi; thence North 0 degrees, 14 minutes, 36 seconds West along the east line of said Section 10 for
198.42 feet to the "Point of Beginning" of the tract herein described; thence

North 0 degrees, 14 minutes, 36 seconds West and continuing along the said east line of Section 10 for 848.14 feet to a point; thence

South 72 degrees, 54 minutes, 40 seconds West for 236.34 feet to a point;
thence

North 51 degrees, 57 minutes, 56 seconds West for 272.93 feet to a point; thence

North 44 degrees, 31 minutes, 48 seconds West for 476.17 feet to the northern most boundary (also referred to as the landside boundary) of the Yazoo-Mississippi Delta Levee Commission property; thence

South 50 degrees, 44 minutes, 06 seconds West along the said southern boundary of the Yazoo-Mississippi Delta Levee Commission property for 249.77 feet to a point; thence

South 97 degrees, 57 minutes, 16 seconds East for 560.07 feet to a point; thence

South 44 degrees, 02 minutes, 26 seconds East for 431.02 feet to a point; thence

South 29 degrees, 52 minutes, 26 seconds East for 145.96 feet to a point; thence

South 31 degrees, 16 minutes, 14 seconds East for 487.57 feet to the said "Point of Beginning", containing 6.04 acres, more or less.

Bearings in the above description have an origin of TRUE NORTH based on computations from celestial observations.

                                                               BOOK 141 PAGE 380



                                    TRACT 4*



A tract of land situated in the Southwest 1/4 of Section 11, Township 3 South, Range 11 West, Tunica County, Mississippi and more particularly described as follows:

Commencing from a point representing the southwest corner of Section 11, Township 3 South, Range 11 West, Tunica County, Mississippi, thence North 0 degrees, 14 minutes, 36 seconds West along a line representing the western line of said Section 14 for 130.00 feet to the "Point of Beginning" of the tract herein described; thence

North 6 degrees, 14 minutes, 14 seconds West along a line representing the west line of said Section 11 for 346.00 feet to a point; thence

North 89 degrees, 39 minutes, 36 seconds East for 20.00 feet to a point; thence

South 0 degrees, 14 minutes, 36 seconds East for 948.09 feet to a point; thence

South 89 degrees, 39 minutes, 36 seconds West for 36.00 feet to the said "Point of Beginning", containing 0.4339 acres, more or less.

Bearings in the above description have an origin of TRUE NORTH based on computation from celestial observations.

                                                               BOOK 141 PAGE 381



                                    TRACT 8*



A tract of land situated in Section 11, Township 3 South, Range 11 West, Tunica County, Mississippi and more particularly described as follows:

Commencing from an iron pin representing the southwest corner of Section 11, Township 3 South, Range 11 West, Tunica County, Mississippi, North 19 degrees, 39 minutes, 34 seconds East for 20.08 feet to the said "Point of Beginning" of the tract herein described; thence

North 39 degrees, 39 minutes, 36 seconds East for 120.01 feet to a point; thence

North 8 degrees, 14 minutes, 36 seconds West for 1124.29 feet to a point; thence

North 11 degrees, 45 minutes, 30 seconds East for 190.77 feet to a point; thence

North 1 degree, 08 minutes, 48 seconds East for 600.56 feet to a point; thence

North 7 degrees, 37 minutes, 18 seconds East for 401.94 feet to a point on the northern boundary of the Yazoo-Mississippi Delta Levee Commission property; thence

North 83 degrees, 08 minutes, 40 seconds West along the said southern boundary for 38.02 feet to a point; thence

South 30 degrees, 23 minutes, 00 seconds West and continuing along the said southern boundary for 223.42 feet to a point; thence

South 0 degrees, 14 minutes, 36 seconds East for 4083.02 feet to the said "Point of Beginning", containing 6.82 acres, more or less.

Bearings in the above description have an origin of TRUE NORTH based on computations from celestial observations.